IVY FUNDS
Delaware Ivy Global Bond Fund
(formerly, Ivy Global Bond Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of a portfolio manager of Delaware Management Company (Manager), a series of Macquarie Investment Management Business Trust and the Fund’s investment advisor, for the Fund. In addition, the Board approved appointing affiliated sub-advisors of the Manager, Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL), to provide discretionary investment management services in a sub-advisory capacity and appointed a MIMGL portfolio manager as a new Fund portfolio manager. In connection with these changes, the Board voted to approve applicable revisions to the Fund’s investment strategies and benchmarks, all to take effect on or about November 15, 2021, approximately sixty (60) days after the date of this Supplement (Effective Date).

The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.

Upon the Effective Date, the investment strategies for Delaware Ivy Global Bond Fund will change (Repositioning). The following is a summary of certain changes that will be made on the Effective Date as a result of the Repositioning:

Change	Current	Effective Date
Type of Fund	Global bond	Global bond
Investment objective	Delaware Ivy Global Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation.	Delaware Ivy Global Bond Fund seeks to provide a combination of current income and capital appreciation.
Benchmark	Bloomberg Barclays US Universal Index	Bloomberg Global Aggregate 1-10 Year Index, Hedged to USD
Investment management
Investment manager:
Delaware Management Company

Portfolio manager:
Mark G. Beischel

Sub-advisors:

Macquarie Investment Management Austria Kapitalanlage (MIMAK)
Macquarie Investment Management Europe Limited (MIMEL)
Macquarie Investment Management Global Limited (MIMGL)
Investment manager: Delaware Management Company Portfolio managers: Andrew Vonthethoff, CFA of Delaware Management Company Matthew Mulcahy of MIMGL Sub-advisors: MIMAK MIMEL MIMGL

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 14, 2021.